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                                                                 EXHIBIT 10.12.3


                                                                  EXECUTION COPY


                              SEPARATION AGREEMENT

         This Separation Agreement (this "Agreement") is made and entered into as of February 16, 2000 among James E. de Castro ("Executive"), AMFM Inc., a Delaware corporation (the "Company"), and AMFM Operating Inc., a Delaware corporation ("AMFM Operating").

         WHEREAS, Executive, the Company (f/k/a Chancellor Media Corporation), and AMFM Operating (the successor in interest to a company f/k/a Chancellor Media Corporation of Los Angeles) are parties to an Amended and Restated Employment Agreement, dated October 1, 1998, and effective as of April 17, 1998, as further amended by that certain Amendment to Employment Agreement, dated May 18, 1999, and effective as of March 15, 1999, pursuant to which the Company has employed Executive as Vice Chairman of the Company and President and Chief Executive Officer of Chancellor Radio and Outdoor Division of the Company (the "Employment Agreement");

         WHEREAS, the parties desire to terminate the Employment Agreement and Executive's employment with the Company; and

         WHEREAS, the parties desire that certain provisions of the Employment Agreement remain in full force and effect, as set forth in this Agreement.

         NOW, THEREFORE, for and in consideration of the mutual covenants, agreements, promises set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company, and AMFM Operating hereby agree as follows:

         1. Termination. The parties hereby represent and warrant that prior to the Termination Date, Executive's employment relationship with the Company was pursuant to and governed solely by the Employment Agreement. Executive hereby retires from his employment with the Company as of the date of this Agreement which is the date Executive signs this Agreement (the "Termination Date"). Executive further agrees to and does hereby resign effective as of the Termination Date from any other appointments or positions which he may hold with the Company or any of its subsidiaries, including without limitation, his position as a director and officer of the Company and each of its subsidiaries. Executive agrees to execute all further documents which the Company may reasonably request of him to effectuate such resignations.

         2. Termination Consideration.

               (a) Cash Payments. In connection with such termination of employment and the execution of this Agreement, by the close of business on the first business day following the seventh day after the execution and delivery of this Agreement by the parties hereto, the Company shall cause to be paid to Executive a one-time cash payment of $5,000,000, net of any applicable withholding taxes required by any government to be withheld or otherwise deducted other than any Excise Tax (as defined in the Employment Agreement) or any income tax upon such Excise Tax (the "Termination Payment"). In addition, the Executive shall be entitled to any

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additional payments provided for in Sections 6(a)(ii), 6(a)(iii) and 18 of the
Employment Agreement.

         If a Re-employment Offer (as hereinafter defined) is made and Executive accepts the Re-employment Offer within thirty (30) days after the date of such offer, the Termination Payment shall be credited during Executive's employment against any salary, bonus or other cash payments that otherwise become due and payable to Executive under the Employment Agreement until such time as the full amount of the Termination Payment has been applied against any such cash payments. If no Re-employment Offer is made or Executive does not accept the Re-employment Offer within thirty (30) days after the date of such offer, Executive shall be entitled to retain the Termination Payment.

               (b) Options. The parties hereby represent and warrant that, except for the option agreements described on Schedule A hereto, copies of which are attached to such exhibit (collectively, the "Option Agreements"), Executive is not a party to any stock option, stock appreciation right or similar agreement granting Executive the right to acquire or benefit from the appreciation in value of capital stock of the Company or any of its subsidiaries. Executive hereby acknowledges and agrees that any stock options underlying the Option Agreements that are not vested as of the 5:00 p.m., Dallas, Texas time, on the Termination Date (collectively, the "Unvested Stock Options") shall remain unvested until the effective time of the merger contemplated by that certain Agreement and Plan of Merger dated October 2, 1999, as it may be amended from time to time (the "Merger Agreement"), among Clear Channel Communications, Inc., CCU Merger Sub, Inc. and the Company, at which time the Unvested Stock Options shall immediately vest in full; provided, however, that notwithstanding the foregoing, 200,000 stock options under that certain Option Agreement dated April 9, 1999, and 160,000 stock options under that certain Option Agreement dated April 17, 1999 shall vest on April 9, 2000 and April 17, 2000, respectively, and shall not thereafter be deemed Unvested Stock Options. If the Merger Agreement is terminated pursuant to Section 7.1 of the Merger Agreement, the Company shall have the right, in its sole discretion, to make a written offer of re-employment to Executive within thirty (30) days from the date of such termination, pursuant to which Executive would be offered employment with the Company on the same terms and conditions, and with the same duties, as provided in the Employment Agreement, including appointment to the officer positions of President and Chief Executive Officer of the AMFM Radio Group and Chief Executive Officer of AMFM Interactive Inc. (the "Re-employment Offer"). If a Re-employment Offer is made, Executive shall have thirty (30) days from the date of such offer in which to accept in writing the Re-employment Offer. If Executive accepts the Re-employment Offer as provided herein, then (i) the Option Agreements shall continue in full force and effect as if Executive's employment with the Company had never been terminated, including the stock option vesting schedules included therein, and (ii) any of the Unvested Stock Options that would have vested during the time period between the Termination Date and the date of Executive's acceptance of the Re-employment Offer as provided herein, shall be considered as having vested on the date such Unvested Stock Options would have vested in accordance with the terms and vesting schedules of the applicable Option Agreements had Executive's employment not been terminated as provided herein. If a Re-employment Offer is made and Executive does not accept the Re-employment Offer as provided herein, all Unvested Stock Options at the time such Re-employment Offer is not accepted as provided herein shall be forfeited immediately and may not thereafter be exercised by Executive. The Company acknowledges and agrees that,


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notwithstanding the terms or conditions set forth in any of the Option
Agreements, each stock option that is or becomes vested under the terms of the Option Agreements and as provided herein shall remain exercisable by Executive until the expiration of the applicable Option Agreement, pursuant to its terms and without regard to any termination of employment provisions contained therein.

         3. Other Consideration - Lease; Transfer of Personal Property; Airplane; Life Insurance. In connection with such termination of employment and the execution of this Agreement, as soon as practicable after the execution and delivery of this Agreement (but not later than ten (10) business days after the date hereof), the Company shall request that SRI Michigan Avenue Venture LLC (the "Landlord"), the landlord to that certain lease, dated April 1, 1992, by and between the Landlord (who's predecessor in interest was John Hancock Mutual Life Insurance Company) and the Company (f/k/a Evergreen Media Corporation of Chicago FM, Inc.), as amended from time to time (the "Lease"), separate the portion of the Lease, which is for certain office premises commonly known as Suite 3522 located on a portion of the thirty-fifth (35th) floor of the John Hancock Center (the "Premises"), and create a new lease for the Premises in Executive's name or in the name of Executive's designee. If such separation of the Lease is not possible, or if Landlord refuses to so separate the Lease, then as soon as practicable, the Company shall, subject to the Landlord's consent, sublet the Premises to Executive, or to Executive's designee, under the same terms and conditions as in the Lease. Executive shall promptly pay all reasonable costs and expenses incurred by the Company or any of its subsidiaries in obtaining such sub-lease of the Premises after the execution and delivery of the sublease. Under the sublease, all costs and expenses otherwise payable by the Company or any of its subsidiaries under the Lease for the Premises arising on or after March 15, 2000, shall thereafter be payable by Executive or Executive's designees, and Executive agrees to, or to cause his designees to, promptly reimburse (upon the execution and delivery of the sublease) the Company or any of its subsidiaries for the portion of any deposits paid by the Company or any of its subsidiaries allocable to the Premises. The Company shall be responsible for any costs, liabilities or expenses relating to the Premises accruing on or before March 15, 2000. Upon the termination of such Lease, the Company hereby agrees to surrender all rights and interest in the Premises. At the same time, the Company shall further transfer to Executive its full right, title and interest in all of the furniture, equipment, fixtures and all other personal property in the Premises.

         Within ten (10) business days after the Termination Date, the Company shall offer to sell to Executive that certain aircraft identified on Schedule B hereto (the "Aircraft") for an amount in cash equal to the Company's reasonable estimate of the fair market value of the Aircraft. Executive shall have five (5) business days from the date of such offer to either accept or reject the Company's offer to sell the Aircraft after which time the Company's offer shall be revoked. If Executive accepts the Company's offer, the parties hereto shall use commercially reasonable efforts to execute and deliver to each other all necessary agreements, documents and instruments, and to consummate the sale of the Aircraft to Executive or Executive's designee as soon as practicable, free and clear of all liens, claims, encumbrances or other similar limitations. The parties hereto agree to structure the sale of the Aircraft to Executive or Executive's designee in a manner calculated to reduce any sales, use or other transfer taxes payable in connection with such sale.


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         Within ten (10) business days after the Termination Date, the Company shall offer to transfer to Executive at a price and on terms mutually agreeable to the Company and Executive those life insurance policies described in Section 4(g) of the Employment Agreement. If Executive accepts the Company's offer, the parties hereto shall use commercially reasonable efforts to execute and deliver to each other all necessary agreements, documents and instruments.

         4. Taxes. The termination consideration set forth in paragraph 2 of this Agreement, together with any cash payments to be made pursuant to Sections 6(a)(ii), 6(a)(iii) or 18 of the Employment Agreement (which sections shall survive the execution and delivery of this Agreement as provided in paragraph
14), shall be subject to applicable federal, state and local withholding taxes. Executive agrees that, to the extent that any individual federal or state taxes of any kind may be due as a result of any such payment to Executive, Executive shall be solely responsible for such taxes and will indemnify, defend, and hold harmless the Company in the event there is any claim against the Company for such taxes. Notwithstanding the foregoing, the Company shall reimburse Executive for the amount of any excise tax and any income tax on such reimbursement imposed on Executive, all as set forth in Section 18 of the Employment Agreement.

         5. General Release and Covenant Not to Sue.

               (a) EXECUTIVE, ON BEHALF OF HIMSELF, HIS FAMILY, ATTORNEYS, HEIRS, ESTATE, AGENTS, EXECUTORS, REPRESENTATIVES, ADMINISTRATORS AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (TOGETHER THE "EXECUTIVE PARTIES"), HEREBY GENERALLY RELEASE AND FOREVER DISCHARGE THE COMPANY, AMFM OPERATING, AND THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES AND AFFILIATES AND EACH OF THE FOREGOING ENTITIES' RESPECTIVE PAST, PRESENT AND FUTURE SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, PRINCIPALS, INSURERS AND ATTORNEYS (TOGETHER THE "COMPANY PARTIES") FROM ANY AND ALL CLAIMS, COMPLAINTS, CHARGES, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS' FEES, OBLIGATIONS OR CAUSES OF ACTION (COLLECTIVELY "CLAIMS"), KNOWN OR UNKNOWN OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO AND INCLUDING THE TERMINATION DATE (INCLUDING BUT NOT LIMITED TO ANY CLAIMS AGAINST THE COMPANY PARTIES BASED ON, RELATING TO OR ARISING UNDER WRONGFUL DISCHARGE, RETALIATION, BREACH OF CONTRACT (WHETHER ORAL OR WRITTEN), TORT, FRAUD, DEFAMATION, NEGLIGENCE, PROMISSORY ESTOPPEL, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT, EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, OR ANY OTHER FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT, CIVIL OR HUMAN RIGHTS, OR DISCRIMINATION IN EMPLOYMENT (BASED ON AGE OR ANY OTHER FACTOR)) IN ALL CASES ARISING OUT OF OR RELATING TO EXECUTIVE'S


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EMPLOYMENT BY THE COMPANY OR ANY SUBSIDIARY THEREOF OR INVESTMENT IN THE COMPANY
OR ANY SUBSIDIARY THEREOF OR HIS SERVICES AS AN OFFICER OR EMPLOYEE OF THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR OTHERWISE RELATING TO THE TERMINATION OF SUCH EMPLOYMENT OR SERVICES; PROVIDED, HOWEVER, THAT THIS GENERAL RELEASE WILL NOT LIMIT OR RELEASE (I) EXECUTIVE'S RIGHTS UNDER THIS AGREEMENT (INCLUDING SECTIONS 6(a)(ii), 6(a)(iii) AND 18 OF THE EMPLOYMENT AGREEMENT AND THE OTHER PROVISIONS OF THE EMPLOYMENT AGREEMENT THAT ARE INCORPORATED HEREIN), (II) EXECUTIVE'S RIGHTS TO INDEMNIFICATION FROM THE COMPANY IN RESPECT OF HIS
SERVICES AS A DIRECTOR, OFFICER OR EMPLOYEE OF THE COMPANY OR ANY OF ITS SUBSIDIARIES AS PROVIDED BY LAW OR THE CERTIFICATES OF INCORPORATION OR BY-LAWS (OR LIKE CONSTITUTIVE DOCUMENTS) OF THE COMPANY OR ANY SUBSIDIARY THEREOF, OR
(III) SUBJECT TO THE TERMS OF THIS AGREEMENT, EXECUTIVES' CONTRACTUAL RIGHTS UNDER THE OPTION AGREEMENTS. EXECUTIVE, ON BEHALF OF HIMSELF AND THE EXECUTIVE PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, COMMENCE, INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE COMPANY PARTIES IN CONNECTION WITH ANY CLAIMS RELEASED IN THIS PARAGRAPH 5, AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON OR ENTITY HAS INITIATED OR, TO THE EXTENT WITHIN HIS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON HIS BEHALF, AND THAT IF SUCH A PROCEEDING IS INITIATED, EXECUTIVE SHALL ACCEPT NO BENEFIT THEREFROM.

               (b) THE COMPANY, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUBSIDIARIES AND THE COMPANY PARTIES, HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES THE EXECUTIVE PARTIES FROM ANY AND ALL CLAIMS, COMPLAINTS, CHARGES, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS' FEES, OBLIGATIONS OR CAUSES OF ACTION (COLLECTIVELY "CLAIMS"), KNOWN OR UNKNOWN OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO AND INCLUDING THE TERMINATION DATE (INCLUDING BUT NOT LIMITED TO ANY CLAIMS BASED ON, RELATING TO OR ARISING UNDER BREACH OF CONTRACT, TORT, FRAUD, DEFAMATION, NEGLIGENCE, PROMISORY ESTOPPEL, OR ANY OTHER FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT OR DISCRIMINATION IN EMPLOYMENT) IN ALL CASES ARISING OUT OF OR RELATING TO EXECUTIVE'S EMPLOYMENT BY THE COMPANY OR ANY SUBSIDIARY THEREOF OR INVESTMENT IN THE COMPANY OR ANY SUBSIDIARY THEREOF OR HIS SERVICES AS A DIRECTOR, OFFICER OR EMPLOYEE OF THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR OTHERWISE RELATING TO THE TERMINATION OF SUCH EMPLOYMENT OR SERVICES; PROVIDED, HOWEVER, THAT SUCH GENERAL RELEASE WILL NOT LIMIT OR RELEASE (I) THE


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COMPANY'S RIGHTS UNDER THIS AGREEMENT (INCLUDING THE PROVISIONS OF THE
EMPLOYMENT AGREEMENT THAT ARE INCORPORATED HEREIN), (II) THE COMPANY'S RIGHTS AGAINST EXECUTIVE WITH RESPECT TO ANY BREACH OF FIDUCIARY DUTIES AS A DIRECTOR OR ANY FRAUDULENT OR CRIMINAL ACTIVITY, OR (III) THE COMPANY'S RIGHTS UNDER THE OPTION AGREEMENTS, EXCEPT AS MODIFIED IN THIS AGREEMENT. THE COMPANY, ON BEHALF OF ITSELF, ITS SUBSIDIARIES AND THE COMPANY PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, COMMENCE, INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE, ARBITRAL OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE EXECUTIVE PARTIES IN CONNECTION WITH ANY CLAIMS RELEASED IN THIS PARAGRAPH 5, AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON OR ENTITY HAS INITIATED OR TO THE EXTENT WITHIN ITS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON ITS BEHALF, AND THAT IF SUCH A PROCEEDING IS INITIATED, THE COMPANY, ITS SUBSIDIARIES AND THE COMPANY PARTIES SHALL ACCEPT NO BENEFIT THEREFROM.

         6. Standstill. Executive agrees that, for a period of two years from the date of this Agreement, neither Executive nor any of Executive's affiliates will (or will cause or assist others to), without the prior written consent of the Company or its Board of Directors: (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of any issued by the Company or any parent or subsidiary thereof, or of any successor, or any assets of the Company or any parent or subsidiary or division thereof or of any such successor, which may be outstanding on the date hereof or subsequently issued during such two year period (except pursuant to the exercise of stock options granted to Executive on or before the Termination Date); (ii) make or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the rules of the Securities Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company (or any parent or subsidiary thereof); (iii) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving the Company (or any parent or subsidiary thereof) or its or their securities or assets; (iv) form, join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) in connection with any of the foregoing; (v) otherwise act, alone or in concert with others, to seek control or influence the management, Board of Directors or policies of the Company (or any parent or subsidiary thereof); (vi) disclose any intention, plan or arrangement inconsistent with the foregoing; or (vii) advise, assist or encourage any other persons in connection with any of the foregoing. Executive also agrees during such period not to request the Company or any of its representatives, directly or indirectly, to amend or waive any provision of this paragraph (including this sentence) or take any action which might require the Company to make a public announcement regarding the possibility of an extraordinary transaction involving the Company or its securities or assets. Notwithstanding the foregoing, Executive shall be entitled to receive and own all securities distributed in respect of, or issued in exchange for any voting securities owned by him which were not acquired in violation of this Agreement.


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         7. No Hire Agreement. Except for Brittany Reardon and Gerri Wells,
effective as of the Termination Date, Executive agrees that neither he nor any of his affiliates shall, from the date of this Agreement until 11:59 p.m. on February 16, 2001, directly or indirectly, hire or attempt to hire any person who at the time of such hire or attempt to hire is an employee of the Company or any of its subsidiaries or successors or any subsidiary of a successor.

         8. Cooperation. Executive agrees to cooperate with the Company as reasonably requested by the Company by responding to questions, attending depositions, administrative proceedings and court hearings, executing documents, and cooperating with the Company and its accountants and legal counsel with respect to business issues, and/or claims and litigation of which he has personal or corporate knowledge. Executive further agrees, except as required by subpoena or other applicable legal process (after the Company has been given reasonable notice and opportunity to seek relief from such requirement), to maintain, in strict confidence, any information of which he has knowledge regarding current and/or future claims, administrative proceedings and litigation. Executive agrees, except as required by subpoena or other applicable legal process (after the Company has been given reasonable notice and opportunity to seek relief from such requirement), not to communicate with any party(ies), their legal counsel or others adverse to the Company in any such claims, administrative proceedings or litigation except through the Company's designated legal counsel. Executive also shall make himself available at reasonable times and upon reasonable notice to answer questions or provide other information within his possession and requested by the Company relating to the Company, its subsidiaries and/or their respective operations in order to facilitate the smooth transition of Executive's duties to his successor. The Company shall reimburse Executive for any documented out-of-pocket expenses, including but not limited to reasonable legal fees, reasonably incurred by Executive in complying with this paragraph 8, and shall pay Executive a per diem amount, calculated based on Executive's annual base salary in effect immediately prior to the Termination Date, for any periods that Executive makes himself available to the Company pursuant to the foregoing provisions of this paragraph 8.

         9. Mail. The Company may open and answer, and authorize others to open and answer, all mail communications, and other correspondence addressed to Executive relating to the Company, AMFM Operating, or any of their respective subsidiaries or to Executive's employment with the Company, AMFM Operating, or any of their respective subsidiaries and Executive shall promptly refer to the Company all inquiries, mail communications, and correspondence received by him relating to the Company, AMFM Operating, or any of their respective subsidiaries or to Executive's employment with the Company, AMFM Operating, or any of their respective subsidiaries. If any such mail, communications or correspondence received by the Company includes any threat of any claim against Executive personally, the Company shall promptly notify Executive thereof. The Company will promptly forward to Executive any of Executive's personal mail, communications or correspondence received by the Company, unopened to the extent it is reasonably ascertained to be of a personal nature.

         10. Notices. Any notice required or permitted by this Agreement shall be in writing, sent by registered or certified mail, return receipt requested, addressed to the Board of Directors of the Company and AMFM Operating at the Company's then principal office, or to Executive at the address set forth on the signature page hereof, as the case may be, or to such other address or addresses as any party hereto may from time to time specify in writing for the purpose in a notice


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given to the other parties in compliance with this paragraph 10. Notices shall be deemed given when received.

         11. Certain Acknowledgements. Executive acknowledges that he is hereby advised to consult with an attorney before signing this Agreement, and that before entering into this Agreement that he has had the opportunity to consult with any attorney or other advisor of his choice, and has done so, and has not relied in connection herewith on legal counsel for the Company. Executive acknowledges that he has entered into this Agreement of his own free will, that no promises or representations have been made to him by any person to induce him to enter into this Agreement other than the terms expressly set forth therein.

         12. Authorization By The Company. The Company represents and warrants to Executive that (i) it has the corporate power and authority to enter into this Agreement and to carry out its respective obligations hereunder; (ii) the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company; and (iii) this Agreement is valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited to bankruptcy, insolvency, reorganization, moratorium, and other laws now or hereafter in effect relating to the enforcement of creditors' rights and generally.

         13. Prior Agreements. With the exception of certain provisions of the Employment Agreement to which paragraph 14 of this Agreement specifically refers and the provisions of any stock option agreement that is in effect with respect to stock options that have been granted to Executive on or before the Termination Date, this Agreement integrates the whole of all agreements and understandings of any sort or character between the parties concerning the subject matter of this Agreement and any other dealings between the parties, and supersedes all prior negotiations, discussions, or agreements of any sort whatsoever relating to the subject matter hereof, or any claims that might have ever been made by one party against any opposing party to this Agreement. There are no representations, agreements, or inducements except as set forth expressly and specifically in this Agreement. Further, all prior employment contracts, if any, between the parties are superseded by this Agreement. There are no unwritten oral, or verbal understandings, agreements, or representations of any sort whatsoever, it being stipulated that the rights of the parties shall be governed exclusively by this Agreement.

         14. Survival of other Employment Agreement and Stock Option Provisions. The following provisions of the Employment Agreement are incorporated herein by reference, shall survive the Termination Date and shall continue in full force and effect: all definitions in the Employment Agreement, Sections 4(a), (d), (e) and (f) (insofar as provisions of the foregoing are applicable with respect to termination benefits to Executive pursuant to Sections 6(a)(ii) and 6(a)(iii) of the Employment Agreement), 6(a)(ii), 6(a)(iii), 7(a), 7(e) (but only to the extent applicable to Section 7(a)), 8, the first sentence of Section 12, 16, 17 and 18. Subject to the terms of paragraph 2(b) hereof, each of the Option Agreements shall remain in full force and effect.

         Except as specifically described herein, all of the parties' rights and obligations under the Employment Agreement are extinguished upon the effectiveness of this Agreement.


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Notwithstanding the foregoing, (i) Executive will be paid for all accrued and unused vacation time and (ii) to the extent allowed by law, the Company will continue to provide health coverage to Executive and his covered dependents (or, if not so permitted, will reimburse Executive for his COBRA payments with respect thereto) for a period of six months following the Termination Date.

         15. Directors' and Officers' Liability Insurance. The Company shall cause Executive to continue to be covered by any current policies of directors' and officers' liability insurance under which Executive was covered at the Termination Date, with respect to acts or omissions of Executive through the Termination Date, copies of which have been provided to Executive, in accordance with their terms, to the maximum extent of the coverage available for any director or officer of the Company (provided that the Company may substitute therefor, or allow to be substituted therefor, policies of at least the same coverage and amounts containing terms and conditions which are, in the aggregate, no less advantageous to the insured in any material respect).

         16. Modification. This Agreement may not be modified or amended except in writing signed by the parties. No term or condition of this Agreement will be deemed to have been waived except in writing by the party charged with waiver. A waiver shall operate only as to the specific term or condition waived and will not constitute a waiver for the future or act on anything other than that which specifically waived.

         17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an originally, but all of which, together shall constitute one and the same instrument. Any counterpart of this Agreement that has attached to it separate signature pages which together contain the signature of all parties hereto shall for all purposes be deemed a fully executed original. Facsimile signatures shall constitute original signatures.

         18. Successor and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and to the respective successors and permitted assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by Executive, other than by will or the laws of descent or distribution. As used in this Agreement, "successor" shall (a) mean, for purposes of Section 6 of this Agreement, (i) any entity which in a transaction succeeds to substantially all of the Company's assets or which acquires substantially all of its stock so long as, in either case, holders of a majority of the Company's voting securities immediately prior to such transaction beneficially own a majority of the voting securities of such entity immediately thereafter, and (ii) Clear Channel Communications, Inc., and
(b) include, without limitation, for all purposes of this Agreement, Clear Channel Communications, Inc. Notwithstanding the foregoing sentence, if the Merger Agreement is terminated the term "successor" shall from and after the date of such termination no longer include Clear Channel Communications, Inc.

         19. Severability. All provisions of this Agreement are intended to be severable. In the event any provision or restriction contained herein is held to be invalid or unenforceable in any respect, in whole or in part, such finding shall in no way affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that any such invalid or unenforceable provision shall be deemed modified so that it shall be enforced to the greatest


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extent permissible under law, and to the extent that any court or arbitrator of competent jurisdiction determines any restriction herein to be unreasonable in any respect, such court or arbitrator may limit this Agreement to render it reasonable in light of the circumstances in which it is entered into and specifically enforce this Agreement as limited.

         20. Indemnification. EXECUTIVE AGREES, WARRANTS, AND REPRESENTS TO THE COMPANY THAT EXECUTIVE HAS FULL EXPRESS AUTHORITY TO RELEASE AND SETTLE ALL CLAIMS THAT ARE THE SUBJECT OF PARAGRAPH 5 OF THIS AGREEMENT AND THAT EXECUTIVE HAS NOT GIVEN OR MADE ANY ASSIGNMENT TO ANYONE, INCLUDING EXECUTIVE'S FAMILY OR LEGAL COUNSEL, OF ANY CLAIMS AGAINST ANY PERSON OR ENTITY ASSOCIATED WITH THE COMPANY OR ANY COMPANY PARTIES. TO THE EXTENT THAT ANY CLAIMS RELATED TO THIS AGREEMENT MAY BE BROUGHT BY PERSONS OR ENTITIES CLAIMING BY, THROUGH OR UNDER EXECUTIVE, HIS RESPECTIVE HEIRS, SUCCESSORS, OR ASSIGNS, THEN EXECUTIVE FURTHER AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE COMPANY OR ANY COMPANY PARTY, ITS AGENTS, AND ITS SUCCESSORS FROM ANY LAWSUIT OR OTHER PROCEEDING, JUDGMENT, OR SETTLEMENT ARISING FROM SUCH CLAIMS. EXECUTIVE FURTHER HEREBY ASSIGNS TO THE COMPANY ALL CLAIMS COVERED BY PARAGRAPH 5.

         21. Injunction. Executive hereby expressly acknowledges that any breach or threatened breach by him of any of his obligations set forth in paragraphs 5 (General Release and Covenant Not to Sue) or 6 (Standstill) of this Agreement, or any breach or threatened breach by Executive of Section 7(a) of the Employment Agreement (the provisions of which shall survive, as modified herein, the execution and delivery of this Agreement and which are incorporated herein) may result in significant and continuing injury and irreparable harm to the Company and AMFM Operating, the monetary value of which would be impossible to establish. Therefore, Executive agrees that the Company and AMFM Operating shall be entitled to injunctive relief in a court of appropriate jurisdiction with respect to such provisions. The Company and AMFM Operating hereby expressly acknowledge that any breach or threatened breach by either of them of any of their obligations set forth in paragraph 5 of this Agreement may result in significant and continuing injury and irreparable harm to Executive, the monetary value of which would be impossible to establish. Therefore, the Company and AMFM Operating agree that Executive shall be entitled to injunctive relief in a court of appropriate jurisdiction with respect to such provisions. Attorneys' fees with respect to any action seeking injunctive relief shall be paid by the party against whom such relief is sought (if such action is successful) or by the party seeking such relief (if such action is unsuccessful). The parties further agree that this provision is a material inducement to the Company to enter into this Agreement.

         22. Facility of Payment. All cash payments to be made by the Company to or on behalf of Executive hereunder shall be an obligation of and made by AMFM Operating.

         23. Choice of Law. This Agreement, including, but not limited to the provisions of the Employment Agreement that are incorporated herein, shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to principles of conflict of law) and, where applicable, the laws of the United States.

         24. Return of Documents. Executive agrees that he will return to the Company, not later than 24 hours following the execution of this Agreement, all originals and all copies of documents, notices, computer discs, tapes or other tangible information of any sort which he has in his possession or under his custody or control that is the property of the Company or any of its subsidiaries or that relate in any manner to his duties at the Company, which is not otherwise available to the public, and will not retain any copies of such matter. The materials required to be returned pursuant to this paragraph 24 shall not include personal correspondence that does not relate to the Company, its subsidiaries or any of its business.

         25. No Right to Additional Compensation. Except as expressly provided in this Agreement, neither the Company, AMFM Operating, nor any of their predecessors, successors, assigns or affiliates shall have any further obligation to Executive in connection with the Employment Agreement or Executive's employment by the Company, AMFM Operating, or any of their subsidiaries, including, but not limited to severance, compensation (including but not limited to deferred compensation, employment contracts, stock options, bonuses and commissions), health insurance, life insurance, disability insurance, club dues, vehicle allowances, vacation pay, sick pay and any similar obligations.

         26. No Admission. The parties agree that by entering into this Agreement, no party admits to having engaged in any unlawful, wrongful or unconscionable conduct, any such conduct being expressly denied.

         27. Construction. The parties agree that this Agreement was negotiated by the parties and shall not be construed against any party. As used herein, the term "affiliate" shall have the meaning given such term in Rule 405 promulgated under the Securities Act of 1933.

         28. Arbitration. Except with respect to the provisions of this Agreement relating to equitable relief, the parties agree to submit to binding arbitration administered by the American Arbitration Association ("AAA") under its National Rules for Resolution of Employment Disputes (the "Arbitration") any and all disputes relating to or arising from Executive's employment with the Company, the termination thereof, the Employment Agreement or this Agreement. The Arbitration panel shall consist of three neutral arbitrators qualified to hear employment/labor matters. Each party shall be responsible for its respective costs and attorneys' fees incurred in connection with the Arbitration, and the Arbitration fees shall be divided equally between Executive, on the one hand, and the Company, on the other hand. The decision of the Arbitration panel shall be binding on the parties and not subject to appeal. Except to the extent required by law, the Arbitration result shall be kept confidential.

         29. Execution. Executive acknowledges and agrees that he has 21 days to consider this Agreement before accepting, although he may sign this Agreement earlier. The parties agree that any change to this Agreement, whether material or immaterial, shall not restart the running of this 21 day period, which the parties agree began on February 3, 2000. Upon execution, Executive will have 7 days to revoke this Agreement by delivery of a written notice to AMFM Inc.,
Attn: William S. Banowsky, Jr., 600 Congress Ave., Suite 1400, Austin, Texas 78701. This Agreement shall not become effective or enforceable, and the consideration set forth in this Agreement shall not be paid, until after the expiration of this 7 day period without revocation by Executive. At its option, the Company may require, as a condition of Executive receiving the consideration set forth in this Agreement, Executive to confirm in writing that he has not revoked this Agreement during the 7 day period. Executive's acceptance of any of the consideration set forth in this Agreement shall constitute his acknowledgment that he did not revoke this Agreement during this 7 day period.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company and AMFM Operating have caused this Agreement to be executed to their respective corporate name by an officer thereof thereunto duly authorized, and Executive has hereunto set his hands, as of the day and year first above written.



                                         AMFM INC.



                                         By:      /s/ Thomas O. Hicks
                                            -----------------------------------
                                         Name:    Thomas O. Hicks
                                         Title:   Vice Chairman, President and
                                                  Chief Executive Officer

                                         Date:    February 16, 2000
                                              ---------------------------------


                                         AMFM OPERATING INC.



                                         By: /s/ D. Geoffrey Armstrong
                                            -----------------------------------
                                         Name:  D. Geoffrey Armstrong
                                         Title: Executive Vice President, Chief
                                         Financial Officer and Treasurer

                                         Date:    February 16, 2000
                                              ---------------------------------



                                          /s/ James E. de Castro
                                         --------------------------------------
                                         James E. de Castro

                                         Address:
                                                   ----------------------------

                                                   ----------------------------

                                         Date:    February 16, 2000
                                              ----------------------------------



                    [SIGNATURE PAGE TO SEPARATION AGREEMENT]

                                   SCHEDULE A


                                     Options


  Grant Date      Expiration     Plan ID       Grant          Options         Option       Options                Options
                     Date                      Type           Granted         Price       Outstanding             Vested
--------------- -------------- ----------- --------------- ------------  --------------- --------------- ------------------------
3/1/93          3/1/03         1998CH      Non-Qualified      1,275,000       $.0100            295,000         295,000  current
10/24/1994      10/24/2004     1998CH      Non-Qualified        150,000      $5.3350            150,000         150,000  current
12/31/1995      12/31/2005     1998CH      Non-Qualified        300,000     $10.66650           300,000         300,000  current
12/31/1996      12/31/2006     1998CH      Non-Qualified         75,000     $12.2500             75,000          75,000  current
9/5/1997        9/5/2007       1998CH      Non-Qualified        425,000     $23.25000           425,000         425,000  current
5/18/1998       5/18/2008      1998CH      Non-Qualified        800,000     $42.1250            800,000         800,000  current
10/1/1998       10/1/2008      1998CH      Non-Qualified        160,000     $41.5000            160,000         160,000  current
4/9/1999        4/9/2004                   Non-Qualified      1,000,000     $46.6250          1,000,000               0  current
                                                                                                             200,000 on  4/9/2000
                                                                                                             200,000 on  4/9/2001
                                                                                                             200,000 on  4/9/2002
                                                                                                             200,000 on  4/9/2003
                                                                                                             200,000 on  4/9/2004
4/17/1999       4/17/2009      1998CH      Non-qualified        640,000     $46.6250                            160,000  current
                                                                                                             160,000 on  4/17/2000
                                                                                                             160,000 on  4/17/2002
                                                                                                             160,000 on  4/17/2005

--------------- -------------- ----------- --------------- ------------  --------------- --------------- ------------------------
TOTALS                                                        4,825,000                        3,845,000       2,365,000


                                   Schedule-A

                                   SCHEDULE B

                             Aircraft Identification